ANNUAL REPORT

OCTOBER 31, 1997

HAVEN CAPITAL MANAGEMENT, INC.
Investment Adviser

THE HAVEN FUND

                                                             LETTER TO INVESTORS
                                                                   November 1997

                                                                  THE HAVEN FUND

Dear Shareholder,

For the fiscal year ended October 31, 1997 the Fund's total return was 24.9%. This compares with increases in the Standard & Poor's 500 Stock Index of 32.1% and the Lipper Growth Fund Index of 28.4%. Additional performance data, including a more complete history, may be found on page 3.

The under-performance described above was not a surprise to us. Markets exhibiting the famous "irrational exuberance" described by Federal Reserve
Bank Chairman Greenspan are not relatively favorable to our style of investing carefully stock by stock. We are also very much aware that in 1995 the Standard and Poor's Index rose 37.6%, in 1996, 23.0%, and for the ten months of 1997, 24.5%. Repeated increases of this magnitude are not unprecedented, but we believe they are also not sustainable. As a long-term trend, the U.S. stock market has historically risen in step with corporate earnings, as logic would lead one to assume. For the past 75 years, this trend has been approximately 7.7% per annum, but the "in step with" obviously includes many "missteps" on a year-to-year basis. In the late 1970's and early 1980's the Standard and Poor's Index went, in effect, nowhere, leaving the market in 1982 behind the long-term trend. Now, 15 years later, we believe that the market has got ahead of the trend. We have therefore maintained a relatively cautious investment posture throughout the year and are continuing to do so.

The resolution of an above-trend market pattern can come two ways: either the market declines substantially back towards its trend line, or the market stagnates for an extended period while corporate earnings catch up with stock market valuation levels. The first alternative, of which we had a taste in the last week of October of this year, would inflict considerable pain on overextended valuations and investors. The second alternative would be, in a word, boring but much preferable. As investors who select stocks one at a time on their perceived investment merits, we have done well in boring markets.

The Fund's five best-performing stocks for the year were EMC Corp., Schlumberger, Computer Associates, First Commerce and Texas Instruments. EMC reoriented its attention from mainframe computer memories, a slowing business, to shared-network memories, and sales of the latter grew 100% this year. Schlumberger is benefiting from a new boom in the oil-service industry, a boom derived from industry supply/demand fundamentals and not from high oil prices which have, indeed, declined. Computer Associates is a large software company whose earnings unexpectedly declined; the stock sold off sharply, then recovered all it had lost and more when earnings did the same. First Commerce is a Louisiana bank being acquired, as we had anticipated. Texas Instruments has, as we wrote at mid-year, restructured with favorable results toward higher value-added memory chips.

Our five worst-performing holdings were Reader's Digest, United Meridian, The Sports Authority, Silicon Graphics and Viking Office Products. We wrote in the Semi-Annual Report that Reader's Digest is a company with substantial intangible assets in need of a change in management. That event has now occurred, but results remain to be seen. United Meridian is an independent oil and gas exploration company. In our opinion its fundamental outlook has continually improved, but the stock has suffered from the unwinding of the excessive valuation it received in 1996. We still have a profit of over 100%. The Sports Authority likewise has suffered only from the correction of an overvaluation; we believe their business fundamentals are fine. Silicon Graphics is a company where the management has failed recently to capitalize on a superb product line. A management change was needed, and it has just occurred. Viking Office Products is yet another stock that "corrected" from an overvaluation. We believe the business fundamentals to be solid. We have a 300% profit on our original purchase and a substantial profit on the entire holding. As we have previously reported, we sold and then repurchased much of our original holdings in United Meridian, Viking and The Sports Authority.

HSBC Holdings (parent of Hong Kong & Shanghai Bank) merits a special mention. When we purchased this stock in August 1996, we felt that it was undervalued on its merits, largely as a consequence of fears concerning the impending takeover of Hong Kong by the Peoples Republic of China. In August 1997, the Hong Kong stock market hit an all-time high and HSBC stock had risen 83% above our cost, largely as a consequence of enthusiasm over the successful completion of that same event. We then thought the stock was overvalued, and we sold most of the shares when the gain became long-term. When the Hong Kong stock market crashed in late October, we repurchased much of what we had sold, down 36% from the price two months earlier and back again to being undervalued. It is, incidentally, the largest bank in the world, is very well capitalized and has extensive operations outside Asia (including Midland Bank in Britain and Marine Midland Bank in New York).

Once again we welcome new shareholders and thank you all for your continued support.

Sincerely,

/s/ Colin C. Ferenbach

Colin C. Ferenbach
President

The chart on the following page assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership that was managed by Haven Capital Management, Inc., the Fund's investment adviser, from 1984 to 1994. On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Although the Partnership was managed by the same individuals who manage the Fund, and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.

                       Average Annual Total Return of the
                              Fund and Partnership
                       FOR PERIODS ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------
                                 One       Five      Ten         Since
                                 Year      Year      Year    Inception<F1>
                                 ----      ----      ----    ------------
  The Haven Fund                24.9%     17.6%     15.7%        15.5%
--------------------------------------------------------------------------
  S&P 500 Stock Index           32.1%     19.8%     17.1%        18.0%
--------------------------------------------------------------------------
  Lipper Growth
  Fund Index                    28.4%     17.7%     15.8%        15.9%
--------------------------------------------------------------------------
  <F1> June 27, 1984
--------------------------------------------------------------------------


                Average Annual Total Return
                       of the Fund
           FOR PERIODS ENDED OCTOBER 31, 1997
---------------------------------------------------------
                                 One           Since
                                 Year      Inception<F2>
                                 ----      -------------

  The Haven Fund                 24.9%         21.8%
---------------------------------------------------------
  S&P 500 Stock Index            32.1%         27.0%
---------------------------------------------------------
  Lipper Growth
  Fund Index                     28.4%         22.6%
---------------------------------------------------------
  <F2> June 23, 1994
---------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT FOR THE FUND AND THE PARTNERSHIP

                                6/27/84       10/31/84      10/31/85       10/31/86       10/31/87       10/31/88       10/31/89
--------------------------------------------------------------------------------------------------------------------------------

THE HAVEN FUND                  10,000         10,707         13,463         17,403         16,491         19,155         22,183
S&P 500 Stock Index             10,000         11,007         13,119         17,460         18,585         21,348         26,959
Lipper Growth Fund Index        10,000         10,650         12,609         16,302         16,440         18,947         23,733


                               10/31/90       10/31/91       10/31/92       10/31/93       10/31/94       10/31/95       10/31/96
---------------------------------------------------------------------------------------------------------------------------------

THE HAVEN FUND                  20,650         27,947         31,122         36,777         38,856         44,160         54,853
S&P 500 Stock Index             24,969         33,289         36,601         42,069         43,698         55,251         68,522
Lipper Growth Fund Index        20,688         29,264         31,546         37,534         38,299         47,484         55,508


The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Growth Fund Index includes the largest 30 funds in the group which, by prospectus or portfolio practice, normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

A direct investment in either the S&P 500 Stock Index or the Lipper Growth Fund Index is not possible.

Total return calculations reflect fee waivers in effect. In the absence of fee waivers, total return performance would be reduced. Total return is based on net change in NAV assuming reinvestment of distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.


STATEMENT OF NET ASSETS
October 31, 1997

         Number
       of Shares                                               Value
       ---------                                               -----
                 COMMON STOCKS 90.87%

                 AUTO PARTS 3.43%
         60,000  Detroit Diesel Corp.<F3>                   $1,237,500
         25,000  Valeo SA   - (FR)                           1,667,187
                                                            ----------
                                                             2,904,687
                                                            ----------

                 BANKS 10.43%
         40,000  Commerce Bancorp, Inc./NJ                   1,575,000
         30,000  First Commerce Corp.                        1,927,500
         20,000  First Union Corp.                             981,250
         40,000  HSBC Holdings plc. - (GB)                     996,577
         10,000  Morgan (J.P.) & Co., Inc.                   1,097,500
         30,000  Wachovia Corp.                              2,259,375
                                                            ----------
                                                             8,837,202
                                                            ----------

                 CHEMICALS 1.34%
         20,000  du Pont (E.I.) de Nemours & Co.             1,137,500
                                                            ----------


                 CONSUMER NON-DURABLES 3.67%
         50,000  Alberto-Culver Co.                          1,296,875
         35,000  Kimberly-Clark Corp.                        1,817,812
                                                            ----------
                                                             3,114,687
                                                            ----------

                 DRUG & HOSPITAL SUPPLIES 8.44%
         20,000  Abbott Laboratories                         1,226,250
         25,000  Johnson & Johnson                           1,434,375
         45,000  Stryker Corp.                               1,673,438
         30,000  United Healthcare Corp.                     1,389,375
         15,000  Zeneca Group plc. - (GB)                    1,430,625
                                                            ----------
                                                             7,154,063
                                                            ----------

                 ELECTRICAL EQUIPMENT 5.29%
         15,000  Grainger (W.W.), Inc.                       1,311,562
         10,000  Matsushita Electric Industrial
                   Company, Ltd. - (JAP)                     1,691,250
         40,000  Molex, Inc.                                 1,500,000
                                                            ----------
                                                             4,502,812
                                                            ----------

                                     STATEMENT OF NET ASSETS (cont'd.)

         Number
       of Shares                                               Value
       ---------                                               -----

                 COMMON STOCKS 90.87% (cont'd.)

                 ELECTRONICS 16.71%
         35,000  Computer Associates International, Inc.  $  2,609,688
         50,000  Electronic Data Systems Corp.               1,934,375
         60,000  EMC Corp./Mass. <F3>                        3,360,000
         30,000  Hewlett-Packard Co.                         1,850,625
         20,000  Hitachi Ltd. - (JAP)                        1,600,000
         45,000  Silicon Graphics, Inc. <F3>                   660,937
         20,000  Texas Instruments Inc.                      2,133,750
                                                            ----------
                                                            14,149,375
                                                            ----------


                 ENVIRONMENTAL CONTROL 1.26%
         25,000  Culligan Water Technologies, Inc. <F3>      1,065,625
                                                            ----------


                 FURNISHINGS & APPLIANCES 1.97%
         40,000  Leggett & Platt, Inc.                       1,670,000
                                                            ----------


                 INSURANCE 4.28%
         25,000  Equitable Companies (The), Inc.             1,029,688
         40,000  Mid Ocean Limited - (BER)                   2,595,000
                                                            ----------
                                                             3,624,688
                                                            ----------

                 LODGING & CATERING 1.41%
         30,000  Sysco Corp.                                 1,200,000
                                                            ----------


                 MACHINERY 3.63%
          1,000  Bucher Holding AG - (CH)                      946,011
         75,000  New Holland N.V. - (NETH)                   2,132,812
                                                            ----------
                                                             3,078,823
                                                            ----------

                 MISCELLANEOUS INDUSTRIALS 1.41%
         30,000  Avery Dennison Corp.                        1,194,375
                                                            ----------


                 OIL - INTERNATIONAL 7.19%
        100,000  Gulf Canada Resources Ltd. - (CAN) <F3>       837,500

STATEMENT OF NET ASSETS (cont'd.)

         Number
       of Shares                                               Value
       ---------                                               -----

                 COMMON STOCKS 90.87% (cont'd.)

                 OIL - INTERNATIONAL 7.19% (CONT'D.)
         36,000  Royal Dutch Petroleum Co. - (NETH)        $ 1,894,500
         30,000  Total SA - (FR)                             1,665,000
         50,000  United Meridian Corp. <F3>                  1,696,875
                                                            ----------
                                                             6,093,875
                                                            ----------


                 OIL WELL EQUIPMENT & SERVICES 2.58%
         25,000  Schlumberger, Ltd. - (NETH ANT)             2,187,500
                                                            ----------


                 PUBLISHING & BROADCASTING 0.81%
         30,000  Reader's Digest Association (The), Inc.       682,500
                                                            ----------


                 REAL ESTATE INVESTMENT TRUSTS 3.21%
         50,000  General Growth Properties                   1,725,000
         25,000  Weingarten Realty Investors                   995,313
                                                            ----------
                                                             2,720,313
                                                            ----------


                 RETAILING 11.69%
         50,000  Borders Group, Inc. <F3>                    1,296,875
         40,000  Circuit City Stores - Circuit City Group    1,595,000
        207,715  J. Sainsbury plc. - (GB)                    1,733,746
         40,000  Lowe's Companies, Inc.                      1,665,000
         90,000  Sports Authority (The), Inc. <F3>           1,704,375
         80,000  Viking Office Products, Inc. <F3>           1,915,000
                                                            ----------
                                                             9,909,996
                                                            ----------

                 TELECOMMUNICATIONS 2.12%
         77,500  Andrew Corp. <F3>                           1,797,031
                                                            ----------


                 Total Common Stocks
                 (cost $50,450,752)                         77,025,052
                                                            ----------

           Par
          (000)
          -----
                 CONVERTIBLE BONDS 4.05%
         $3,000  Meditrust, 6.875%, 11/15/98
                 (cost $3,078,756)                           3,435,000
                                                            ----------

                                     STATEMENT OF NET ASSETS (cont'd.)

October 31, 1997


  Par(000)/Shares                                             Value
  ---------------                                             -----

                 COMMERCIAL PAPER 5.54%
       $  4,700  Ford Motor Credit Co., 5.63%, 11/3/97
                 (cost $4,698,530)                         $ 4,698,530
                                                           -----------

                 SHORT-TERM INVESTMENTS 0.03%
         21,226  Temporary Investment Fund
                 (cost $21,226)                                 21,226
                                                           -----------

                 TOTAL INVESTMENTS 100.49%
                 (cost $58,249,264<F4>)                    $85,179,808
                                                           -----------


Other Liabilities in Excess of Assets (0.49)%                (411,232)
                                                           -----------

Net Assets applicable to 5,356,231 Shares of Common
Stock issued and outstanding 100.00%                       $84,768,576
                                                           ===========

Net Asset Value, offering and redemption price
per share ($84,768,576 / 5,356,231)                             $15.83
                                                                ======



The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross appreciation.............  $27,936,767
      Gross depreciation.............  (1,006,223)
                                       -----------
      Net appreciation...............  $26,930,544
                                       ===========

<F3>  Non-income producing securities.
<F4>  Also cost for federal income tax purposes.

                       See Notes to Financial Statements.


  COUNTRY ABBREVIATIONS
    (BER) - Bermuda         (JAP) - Japan
    (CAN) - Canada          (NETH) - Netherlands
    (FR) - France           (NETH ANT) - Netherland Antilles
    (GB) - Great Britain    (CH) - Switzerland

TOP TEN STOCK HOLDINGS (Unaudited)


                 30% of the Fund
--------------------------------------------------
EMC Corp./Mass.                               4.4%
--------------------------------------------------
Computer Associates International, Inc.       3.4%
--------------------------------------------------
Mid Ocean Limited                             3.4%
--------------------------------------------------
Wachovia Corp.                                2.9%
--------------------------------------------------
Schlumberger, Ltd.                            2.8%
--------------------------------------------------
Texas Instruments Inc.                        2.8%
--------------------------------------------------
New Holland N.V.                              2.8%
--------------------------------------------------
Electronic Data Systems Corp.                 2.5%
--------------------------------------------------
First Commerce Corp.                          2.5%
--------------------------------------------------
Viking Office Products                        2.5%
--------------------------------------------------
TOTAL                                        30.0%
--------------------------------------------------


PERCENT OF TOTAL EQUITIES

BY COUNTRY
(UNAUDITED)

Great Britain             5.2%
Netherlands               5.0%
France                    4.1%
Japan                     4.1%
Bermuda                   3.2%
Netherland Antilles       2.7%
Switzerland               1.2%
Canada                    1.0%
United States            73.5%

                                          STATEMENT OF OPERATIONS

For the Year Ended October 31, 1997

INVESTMENT INCOME:
Dividends                                             $ 1,028,495
Interest                                                  601,942
                                                      -----------
  Total Investment Income                               1,630,437
                                                      -----------

OPERATING EXPENSES:
Investment advisory fees                                  463,570
Distribution fees                                         170,856
Administration and accounting fees                         99,997
Amortization of organizational costs                       50,691
Transfer agent fees                                        47,964
Legal fees                                                 34,789
Audit fees                                                 30,949
Custodian fees                                             29,159
Trustees' fees and expenses                                28,500
Printing fees                                              23,889
Insurance fees                                             19,541
Blue Sky fees                                              13,599
Miscellaneous expenses                                     10,885
                                                      -----------
  Total Expenses                                        1,024,389
                                                      -----------

Net Investment Income                                     606,048
                                                      -----------

NET REALIZED GAIN FROM:
  Investments                                           7,848,458
  Foreign currency transactions                            62,952
NET INCREASE (DECREASE) IN UNREALIZED APPRECIATION ON:
  Investments                                           8,415,424
  Translation of assets and liabilities in
    foreign currency                                       (3,703)
                                                      -----------
Net realized and unrealized gain from
 investments and foreign currency                      16,323,131
                                                      -----------
Net increase in net assets resulting from operations  $16,929,179
                                                      ===========



                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                               YEAR           YEAR
                                               ENDED          ENDED
                                             OCTOBER 31,    OCTOBER 31,
                                               1997           1996
                                               ----           ----

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                     $   606,048    $   351,886
Net realized gain on investments and
 foreign currency transactions              7,911,410      6,413,120
Net change in unrealized appreciation
  on investments and translation of
  other assets and liabilities
  denominated in foreign currencies         8,411,721      8,310,343
                                          -----------    -----------
     Net increase in net assets
        from operations                    16,929,179     15,075,349
                                          -----------    -----------

DIVIDENDS PAID TO SHAREHOLDERS:
From net investment income                   (542,627)      (369,791)
From net realized gains                    (6,502,581)    (3,308,473)
                                          -----------    -----------
     Total dividends paid to shareholders  (7,045,208)    (3,678,264)
                                          -----------    -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                   7,649,818      2,709,097
Value of shares issued in reinvestment
  of dividends                              4,399,820      2,653,736
Cost of shares redeemed                   (4,260,734)    (5,242,835)
                                          -----------    -----------
     Increase in net assets from
        capital share transactions          7,788,904        119,998
                                          -----------    -----------

     Total increase in net assets          17,672,875     11,517,083
                                          -----------    -----------

NET ASSETS:
Beginning of year                          67,095,701     55,578,618
                                          -----------    -----------
End of year                               $84,768,576    $67,095,701
                                          ===========    ===========

                       See Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS

                                 YEAR         YEAR         YEAR        PERIOD
                                 ENDED        ENDED        ENDED       ENDED
(For a Share Outstanding       OCTOBER 31,  OCTOBER 31,  OCTOBER 31, OCTOBER 31,
Throughout each Period)          1997         1996        1995        1994<F5>
                                 ----         ----        ----        --------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $14.04       $11.67      $10.65       $10.00
                                  -----        -----       -----        -----
INCREASE FROM INVESTMENT
  OPERATIONS:
Net investment income              0.06         0.08        0.12         0.04
Net realized and unrealized
  gains on investments and
  foreign currency transactions    3.13         3.07        1.28         0.61
                                  -----        -----       -----        -----
     Total from investment
        operations                 3.19         3.15        1.40         0.65

LESS DISTRIBUTIONS:
Dividends paid to shareholders:
  From net investment income      (0.05)       (0.08)      (0.15)           -
  From net realized gains         (1.35)       (0.70)      (0.23)           -
                                  -----        -----       -----        -----
     Total distributions to
       shareholders               (1.40)       (0.78)      (0.38)           -

NET ASSET VALUE, END OF PERIOD   $15.83       $14.04      $11.67       $10.65
                                  =====        =====       =====        =====

TOTAL RETURN                     24.90%       28.25%      13.65%        6.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in 000s)                     $84,769      $67,096     $55,579      $45,332

Ratios of expenses to average
  net assets                      1.33%        1.59%       1.53%<F6>   1.20%<F6>
                                                                            <F7>

Ratios of net investment income
  to average net assets           0.78%        0.58%       1.14%<F6>   1.10%<F6>
                                                                            <F7>

Portfolio turnover rate             57%          67%         77%          27%

Average commission rate
  paid<F8>                      $0.0633      $0.0591           -           -
                                 ------       ------      ------      ------

<F5>  The Haven Fund commenced operations on June 23, 1994.
<F6>  Without fee waivers, the ratio of operating expenses to average daily net assets would have been 1.59% and 1.43% (annualized), for the periods ended October 31, 1995 and 1994, respectively, and the ratio of net investment income to average daily net assets would have been 1.08% and 0.87% (annualized) for the periods ended October 31, 1995 and 1994, respectively.
<F7>  Annualized.
<F8>  Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC.

                        See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

The Haven Capital Management Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust and is an open-ended, diversified, management, series investment company which currently consists of The Haven Fund (the "Fund").

2. SIGNIFICANT ACCOUNTING POLICIES

a) PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or if no sales are reported, and in the case of certain securities traded over-the-counter, the mean between the last reported bid and asked prices. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Trustees.

b) FOREIGN CURRENCY TRANSACTIONS: Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions.

c) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade-date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Realized gains or losses on sales of investments are determined on the identified cost basis for financial reporting and income tax purposes.

d) DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles.

e) FEDERAL TAXES: The Fund is a separate entity for federal income tax purposes. It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out most of its net investment income and net capital gains to its shareholders. Therefore, no federal income or excise tax provision is required.

NOTES TO FINANCIAL STATEMENTS (cont'd.)

f) ORGANIZATION COSTS: Costs incurred in connection with the Fund's organization and registration are amortized on a straight-line basis over the period of benefit, not to exceed 60 months.

g) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of the investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1997, the Fund did not hold any financial instruments with off-balance sheet risk.

4. FEES AND RELATED PARTY TRANSACTIONS

a) INVESTMENT ADVISORY FEES: Under an agreement between the Trust on behalf of the Fund and Haven Capital Management, Inc. (the "Adviser"), the adviser serves as the Fund's investment adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund's average daily net assets.

b) TRUSTEES FEES: Fees were paid to the Trustees and/or Officers of the Fund for the year ended October 31, 1997, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

c) DISTRIBUTION FEES: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays Sunstone Distribution Services, LLC, payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets; provided that such compensation shall be subject to a minimum monthly fee of $7,083 (exclusive of out-of-pocket expenses).

NOTES TO FINANCIAL STATEMENTS (cont'd.)


The Fund also pays Hewes Communications, Inc. a monthly fee of $3,500 (exclusive of out-of-pocket expenses) as compensation for services under the Plan.

d) ADMINISTRATOR AND TRANSFER AGENT FEES: As compensation for its administrative and accounting services, the Fund pays PFPC a fee, at the annual rate of 0.10% of the Fund's average daily net assets, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). As transfer agent of the Fund, PFPC receives a minimum monthly fee of $3,000 (exclusive of out-of-pocket expenses).

e) CUSTODIAN FEES: PNC Bank and Chase Manhattan Bank, N.A., serve as custodian and sub-custodian for the Fund's U.S. and foreign assets, respectively. As compensation for its custodian services, the Fund pays PNC Bank a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses).

NOTES TO FINANCIAL STATEMENTS  (cont'd.)

5. CAPITAL STOCK

The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Transactions in shares of the Fund for the years ended October 31, 1997 and 1996 were as follows:

                                                1997           1996
                                                ----           ----
Sale of shares                                527,437        212,898
Shares issued to shareholders in
  reinvestment of dividends                   323,802        225,609
Shares repurchased                           (273,510)      (421,494)
                                            ---------      ---------
Net increase                                  577,729         17,013
Shares outstanding:
  Beginning of year                         4,778,502      4,761,489
                                            ---------      ---------
  End of year                               5,356,231      4,778,502
                                            =========      =========


6. COMPONENTS OF NET ASSETS

At October 31, 1997, Net Assets consisted of the following:
----------------------------------------------------------------------
Capital paid-in                                            $49,847,598
Accumulated net realized gain on investments
 and foreign currency transactions                           7,774,766
Undistributed net investment income                            217,521
Net unrealized appreciation of investments                  26,930,544
Net unrealized depreciation on foreign
 currency transactions                                          (1,853)
                                                           -----------
                                                           $84,768,576
                                                           ===========


7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 1997, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $42,605,197 and $40,690,695, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
The Haven Capital Management Trust:

We have audited the accompanying statement of net assets of The Haven Capital Management Trust (the "Trust") comprised of The Haven Fund as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of October 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND, L.L.P.



2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 5, 1997

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

THE HAVEN FUND
P.O. BOX 8903
WILMINGTON, DE 19899-8903

FOR FUND INFORMATION,
PRICES AND LITERATURE, CALL
1-800-844-4836

FOR ACCOUNT BALANCES AND OTHER INFORMATION ABOUT YOUR HAVEN FUND ACCOUNT, CALL 1-800-850-7163

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE HAVEN FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE HAVEN FUND. THE PROSPECTUS INCLUDES MORE COMPLETE INFORMATION ABOUT MANAGEMENT FEES AND EXPENSES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE HAVEN FUND. PLEASE READ THE PROSPECTUS CAREFULLY.